SECURITIES AND EXCHANGE COMMISSION
                         WASHINGTON, D.C. 20549
                                FORM 8-K


                   PURSUANT TO SECTION 13 OR 15(D) OF THE
                      SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event report) 	June 16, 1999

Commission File Number 		0-12516

Dynamic Healthcare Technologies, Inc.
 (Exact name of registrant as specified in its charter)

Florida                                0 -12516                59-3389871
(State or other jurisdiction     (Commission File Number)     (IRS E.I.N.)
 of Incorporation)

615 Crescent Executive Court, Fifth Floor     Lake Mary, Florida  32746
(Address of principal executive offices)                       (ZIP Code)

(407) 333-5300
(Registrant's telephone, including area code)


None
(Former name of former address, if changed from last report)

This report consists of five (5) pages.







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                                     FORM 8-K
                       DYNAMIC HEALTHCARE TECHNOLOGIES, INC.
                                   JUNE 16, 1999

Item 1.  Changes in Control of Registrant
         None.

Item 2.  Acquisition or Disposition of Assets
         None.

Item 3.  Bankruptcy or Receivership
         None.

Item 4.  Changes in Registrant's Certifying Accounts

         On June 16, 1999 the Registrant's Audit Committee as authorized by the Registrant's Board of Directors acting upon the recommendation of the Registrant's current officers, approved a resolution to dismiss the Registrant's Independent Accountant KPMG LLP.

         On June 23, 1999 the Registrant engaged BDO Seidman, LLP as the principal accountant to audit and report on the Registrant's consolidated financial statements as of and for the year ended December 31, 1999.

         KPMG LLP's reports on the Registrant's financial statements for the fiscal years ended December 31, 1997 and 1998 were unqualified and there were no disagreements with KPMG LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which, if not resolved to the satisfaction of the former accountant, would have caused it to make reference to the subject matter of the disagreement in connection with its report. The Registrant has authorized KPMG LLP to respond fully to the inquiries of BDO Seidman, LLP with respect to their engagement as the Registrant's Independent Accountant without limitation.

Item 5.  Other Events
         None.

Item 6.  Resignations of Registrant's Directors
         None.

Item 7.  Financial Statements and Exhibits

         (a) Financial Statements of Business Acquired.
             None.
         (b) ProForma Financial Information.
             None.
         (c) Exhibits
             Exhibit 16:  Former Accountants Letter






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                                     SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        DYNAMIC HEALTHCARE TECHNOLOGIES, INC.
                                        (Registrant)



Date:  June 23, 1999                    /S/MITCHEL J. LASKEY
                                        Mitchel J. Laskey
                                        President, CEO and Treasurer


Date:  June 23, 1999                    /S/PAUL S. GLOVER
                                        Paul S. Glover
                                        Vice President of Finance,
                                        CFO and Secretary




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                                   FORM 8-K
                    DYNAMIC HEALTHCARE TECHNOLOGIES, INC.
                                 JUNE 16, 1999


                                INDEX TO EXHIBIT

Description of Exhibit:                                          Page Number

Exhibit 16:  Former Accountant's Letter                               5








                                         4




                                ACCOUNTANT'S LETTER






June 16,1999



Securities and Exchange Commission
Washington, D.C. 20549



Ladies and Gentlemen:

We were previously principal accountants for Dynamic Healthcare Technologies, Inc. and, under the date of February 19, 1999, we reported on the consolidated financial statements of Dynamic Healthcare Technologies, Inc. and subsidiaries as of and for the years ended December 31, 1998 and 1997. On June 16, 1999, our appointment as principal accountants was terminated. We have read Dynamic Healthcare Technologies, Inc.'s statements included under Item 4 of its Form 8-K dated June 16, 1999, and we agree with such statements.



                                                     Very truly yours,
                                                     /S/KPMG LLP
                                                     KPMG LLP






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